SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 28, 2019.

MFS® Global Real Estate Fund
MFS® Global Real Estate Portfolio

Effective immediately, the like paragraph describing MFS' approach to buying and selling investments in the sub-section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered in selecting investments for the fund may include an issuer's management ability, cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio, market price, and the ability of an issuer to grow from operations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis.

1040242       1    MULTI-SUP-II-102819